UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

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COLISEUM ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF COLISEUM ACQUISITION CORP.

80 Pine Street
Suite 3202
New York, New York 10005

Dear Coliseum Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Coliseum Acquisition Corp., a Cayman Islands exempted company (the “Company,” “COLISEUM,” “we,” “us” or “our”), which will be held on June [*], 2023, at 9:00 a.m., New York Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, New York 10005 and via virtual meeting format setting. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting [https://www.cstproxyvote.com] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business COLISEUM will conduct at the Extraordinary General Meeting and provide information about COLISEUM that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to COLISEUM’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which it has to consummate a business combination from June 25, 2023 (the “Termination Date”) to [_______], 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending [___] months after the consummation of its initial public offering (the “IPO”). This proposal is referred to as the “Extension Amendment Proposal”;

●	Proposal No. 2 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that COLISEUM may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (“NTA Requirement Amendment”). This proposal is referred to as the “NTA Requirement Amendment Proposal”;

●	Proposal No. 3 — The Founder Share Amendment Proposal – To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). This proposal is referred to as the “Founder Share Amendment Proposal”; and

●	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal. This proposal is referred to as the “Adjournment Proposal”.

Each of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow COLISEUM additional time to complete an initial business combination (the “Business Combination”).

You are not being asked to vote on a Business Combination at this time.

The Amended and Restated Articles of Association currently provides that the Company has until June 25, 2023 to consummate a business combination (the “Termination Date”). The only way to extend the Termination Date after June 25, 2023 is to hold an extraordinary general meeting for a separate shareholder vote under the Articles of Association.

If each of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved, the Company will have up to [_______], 2024 (as extended, the “Extended Date”), to complete a business combination.

COLISEUM’s board of directors (the “Board”) has determined that it is in the best interests of COLISEUM to seek an extension of the Termination Date and have COLISEUM shareholders approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal to allow for additional time to consummate a Business Combination. COLISEUM intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of COLISEUM shareholders that an extension of the Termination Date (the “Extension”) be obtained so that COLISEUM will have an additional amount of time to consummate a Business Combination. Without the Extension, COLISEUM will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

COLISEUM has determined that there will not be sufficient time before June 25, 2023 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

Subject to applicable securities laws (including with respect to material nonpublic information), COLISEUM or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[___] per share, based on the amounts held in the Trust Account as of June [___], 2023); (b) would represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

As contemplated by the Articles of Association, the holders of COLISEUM Class A ordinary shares, par value $0.001 per share issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

However, unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension, as described herein, or the Redemption if COLISEUM does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

COLISEUM’s Articles of Association currently provide that COLISEUM will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which COLISEUM may rely, as it has since its initial public offering, so as not to be subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”).

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemption may prevent the Company from being able to obtain the Extension. The Company believes that the Founder Share Amendment Proposal is in the best interest of the Company because it allows increased flexibility for the Sponsor to convert its Class B Ordinary Shares to Class A Ordinary Shares and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the issued and outstanding founder shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert substantially all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares. They will continue to be subject to the same restrictions as holders of the Class B Ordinary Shares before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated June 22, 2021, filed with the SEC in connection with its IPO.

On June [*], 2023, the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[*] as of June [*], 2023 (including interest not previously released to COLISEUM to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on June [*], 2023 was $[*]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $[*] [less] per share than if the Public Shares were sold in the open market. COLISEUM cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. COLISEUM believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if COLISEUM does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are not approved, COLISEUM will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay COLISEUM’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of COLISEUM’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to COLISEUM’s obligations under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, par value $0.001 per share, voting together as a single class, held by the Sponsor (the “Founder Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the “Ordinary Shares.”

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on May [___], 2023 (the “Record Date”) as the date for determining COLISEUM shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Public Shares and Founder Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting regardless of whether or not they vote at the Extraordinary General Meeting.

COLISEUM believes that given COLISEUM’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of COLISEUM shareholders that COLISEUM obtain the Extension. COLISEUM believes a Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are in the best interests of COLISEUM and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

COLISEUM’s directors and officers have interests in the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement warrants (as defined below). See the section entitled “Extraordinary General Meeting of COLISEUM Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, COLISEUM urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Coliseum Acquisition Corp.

Romitha Mally

Chairperson of the Board

[*], 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, NTA Requirement Amendment Proposal, Founder Share Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF Coliseum Acquisition Corp.
TO BE HELD ON JUNE [*], 2023

To the Shareholders of Coliseum Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Coliseum Acquisition Corp., a Cayman Islands exempted company (the “Company,” “COLISEUM,” “we,” “us” or “our”), will be held on June [*], 2023, at 9: 00 a.m., New York Time. The Extraordinary General Meeting will be held in person at the offices of Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, New York 10005 and in a virtual meeting format. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting [https://www.cstproxyvote.com] and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless COLISEUM determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated [*], 2023 and is first being mailed to shareholders on or about that date:

●

Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to COLISEUM’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which it has to consummate a business combination from June 25, 2023 (the “Termination Date”) to [_______], 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending [___] months after the consummation of its initial public offering (the “IPO”). This proposal is referred to as the “Extension Amendment Proposal.”

The text of the special resolution is as follows:

"RESOLVED, as a special resolution, that the text of Article 36.2 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

"The Company has up to [___] months from the closing of the IPO to consummate a Business Combination. In the event that the Company does not consummate a Business Combination within [__] months from the closing of the IPO (such date being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days after the Termination Date, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.""

●

Proposal No. 2 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that COLISEUM may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (“NTA Requirement Amendment”). This proposal is referred to as the “NTA Requirement Amendment Proposal.”

The text of the special resolution is as follows:

"RESOLVED, as a special resolution, that:

The text of Article 36.4 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

"Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination, provided that the Company shall not consummate such Business Combination if the Company’s Shares would be considered a “penny stock” (as defined in the Exchange Act) immediately prior to, or upon such consummation of such Business Combination."

The text of Article 36.5(c) of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

"In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 36.5(a) or 36.5(b) or an Amendment Redemption Event under Article 36.11 if such redemptions would cause the Company’s Shares to be considered a “penny stock” (as defined in the Exchange Act).""

●

Proposal No. 3 — The Founder Share Amendment Proposal – To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). This proposal is referred to as the “Founder Share Amendment Proposal.”

The text of the special resolution is as follows:

“RESOLVED, as a special resolution, that the text of Article 36.7 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

"Prior to a Business Combination, the Company will not issue any securities (other than Public Shares or Class A Shares issuable upon conversion of Class B Shares converted prior to a Business Combination pursuant to Article 37.2) that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.""

●	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal. This proposal is referred to as the “Adjournment Proposal”.

The purpose of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow COLISEUM additional time to complete an initial business combination (the “Business Combination”).

You are not being asked to vote on a Business Combination at this time.

The Articles of Association currently provide that the Company has until June 25, 2023 to consummate a Business Combination. The only way to extend the Termination Date after June 25, 2023 is to hold an extraordinary general meeting for a separate shareholder vote under the Articles of Association.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal are approved, the Company shall have until [_______], 2024 (as extended, the “Extended Date”), to complete a business combination.

COLISEUM’s board of directors (the “Board”) has determined that it is in the best interests of COLISEUM to seek an extension of the Termination Date and have COLISEUM’ shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. COLISEUM intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of COLISEUM shareholders that an extension of the Termination Date (the “Extension”) be obtained so that COLISEUM will have an additional amount of time to consummate a Business Combination. Without the Extension, COLISEUM will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

COLISEUM has determined that there will not be sufficient time before June 25, 2023 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

As contemplated by the Articles of Association, the holders of COLISEUM’s Class A ordinary shares, par value $0.001 per share, issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two (2) business days prior to the consummation of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

However, unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension or the Redemption if COLISEUM does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemption.

COLISEUM’s Articles of Association currently provide that COLISEUM will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which COLISEUM may rely, as it has since its initial public offering, so as not to be subject to the SEC’s “penny stock” rules.

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemption may prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that the Founder Share Amendment Proposal is in the best interest of the Company because it allows increased flexibility for the Sponsor to convert its Class B Ordinary Shares into Class A Ordinary Shares and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the issued and outstanding founder shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert substantially all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares. They will continue to be subject to the same restrictions as holders of the Class B Ordinary Shares before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated June 22, 2021, filed with the SEC in connection with its IPO.

On June [*], 2023, the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[*] as of June [*], 2023 (including interest not previously released to COLISEUM to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq on June [*], 2023 was $[*]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $[*] [less] per share than if the Public Shares were sold in the open market. COLISEUM cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. COLISEUM believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if COLISEUM does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension or the Redemption if COLISEUM does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemption.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are not approved, COLISEUM will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay COLISEUM’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of COLISEUM’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to COLISEUM’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to COLISEUM’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, par value $0.001 per share as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the “Ordinary Shares”.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal at the Extraordinary General Meeting.

A shareholder who is entitled to attend and vote at the Extraordinary General Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that proxyholder need not be a shareholder of the Company.

Record holders of Public Shares and Founder Shares at the close of business on May [___], 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 15,000,000 issued and outstanding Public Shares and 3,750,000 Founder Shares issued and outstanding. COLISEUM’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, COLISEUM urges you to read this material carefully and vote your shares.

This proxy statement is dated June [*], 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Coliseum Acquisition Corp.

Romitha Mally

Chairperson of the Board

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect COLISEUM’s current views with respect to, among other things, COLISEUM’s capital resources and results of operations. Likewise, COLISEUM’s financial statements and all of COLISEUM’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect COLISEUM’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. COLISEUM does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	COLISEUM’s ability to complete a Business Combination, including approval by the shareholders of COLISEUM;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Ordinary Shares and other securities of COLISEUM;

●	the use of funds not held in the Trust Account or available to COLISEUM from interest income on the Trust Account balance;

●	trust account not being subject to claims of third parties; and

●	our independent registered public accounting firm’s report containing an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” since we will cease all operations except for the purpose of liquidating if we are unable to complete an initial business combination by Termination Date.

While forward-looking statements reflect COLISEUM’s good faith beliefs, they are not guarantees of future performance. COLISEUM disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause COLISEUM’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in COLISEUM’s final prospectus dated June 22, 2021, filed with the SEC in connection with COLISEUM’s initial public offering, as amended by other reports COLISEUM filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to COLISEUM (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

COLISEUM is a blank check company formed under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from COLISEUM’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

COLISEUM believes that it is in the best interests of COLISEUM shareholders to continue COLISEUM’s existence until the Extended Date, if necessary, in order to allow COLISEUM additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting. COLISEUM intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on June [*], 2023, at 9:00 a.m., New York Time at Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, New York 10005 and in a virtual meeting format. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast at [https://www.cstproxy.com] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	You can attend the Extraordinary General Meeting via the Internet by visiting [https://www.cstproxy.com] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	COLISEUM shareholders are being asked to consider and vote on the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Articles of Association as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which COLISEUM must consummate a business combination from June 25, 2023, to the Extended Date (the "Extension Amendment Proposal").

●	Proposal No. 2 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that COLISEUM may employ so as not to become subject to the SEC’s “penny stock” rules (“NTA Requirement Amendment Proposal”);

●	Proposal No. 3 — The Founder Share Amendment Proposal – To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

●	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

Q.	Are the proposals conditioned on one another?

A.	No, except that approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension or the Redemption if COLISEUM does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Extension is implemented and one or more COLISEUM shareholders elect to redeem their Public Shares pursuant to the Redemption, COLISEUM will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for COLISEUM’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are not approved, COLISEUM will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay COLISEUM’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of COLISEUM’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to COLISEUM’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 3,750,000 Founder Shares. There will be no distribution from the trust account with respect to COLISEUM’s warrants, which will expire worthless in the event COLISEUM dissolves and liquidates the trust account.

The Adjournment Proposal is conditioned on COLISEUM not obtaining the necessary votes for approving the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q.	Why is COLISEUM proposing the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?

A.	The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow COLISEUM additional time to complete a Business Combination pursuant.

COLISEUM has determined that there will not be sufficient time before June 25, 2023 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. Without the Extension, COLISEUM will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

COLISEUM believes that given COLISEUM’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that COLISEUM is in the best position possible to consummate a Business Combination and that it is in the best interests of COLISEUM shareholders that COLISEUM obtain the Extension. COLISEUM believes a Business Combination will provide significant benefits to its shareholders. In addition, subject to the approval of the Extension Amendment Proposal, the holders of Class B Ordinary Shares including the Sponsor and our independent directors, have expressed an interest to transfer a majority of their economic interests in COLISEUM (the “Sponsor Handover”). In connection with the Sponsor Handover, it is anticipated that new officers will be appointed to COLISEUM.

COLISEUM’s Articles of Association provide that COLISEUM will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which COLISEUM may rely, as it has since its initial public offering, to be not subject to the SEC’s “penny stock” rules.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by COLISEUM shareholders on a Business Combination will occur at an extraordinary general meeting of COLISEUM shareholders, to be held on at a later date, and the solicitation of proxies from COLISEUM shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of COLISEUM shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal or the Founder Share Amendment Proposal are not approved by COLISEUM shareholders, COLISEUM may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by COLISEUM shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by issued and outstanding Public Shares and Founder Shares as, being entitled to do so, voting together as a single class, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A COLISEUM shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing a majority of the voting power of all issued and outstanding Public Shares and Founder Shares voting together as a single class, entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares voting together as a single class, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a COLISEUM’s shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing a majority of the voting power of all issued and outstanding Public Shares and Founder Shares voting together as a single class and entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.	COLISEUM believes its shareholders will benefit from COLISEUM consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which COLISEUM has to complete an initial business combination until the Extended Date. The Extension would give COLISEUM additional time to complete a Business Combination. COLISEUM believes a Business Combination will provide significant benefits to its shareholders.

The Board believes that given COLISEUM’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of COLISEUM shareholders and COLISEUM that the Extension be obtained so that COLISEUM will have an additional amount of time to consummate a Business Combination. Without the Extension, COLISEUM will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Q.	Why should I vote “FOR” the NTA Requirement Amendment?

A.

COLISEUM believes a Business Combination will provide significant benefits to its shareholders and is proposing the NTA Requirement Amendment to add an additional basis on which COLISEUM may rely, as it has since its IPO, to be not subject to the SEC’s “penny stock” rules.

COLISEUM’s Articles of Association provide that COLISEUM will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination (the “NTA Requirement”). If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that the NTA Requirement is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Requirement Amendment to facilitate the consummation of a Business Combination. If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, COLISEUM’s Articles of Association would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

Q.	Why should I vote “FOR” the Founder Share Amendment Proposal?

A.	COLISEUM believes shareholders will benefit from COLISEUM consummating a Business Combination. It is proposing the Founder Share Amendment Proposal because it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its Class B Ordinary Shares into Public Shares and that may aid the Company in retaining investors and meeting continued listing requirements on Nasdaq Capital Market necessary to continue to pursue a Business Combination. Without the Founder Share Amendment, COLISEUM believes that it may be more difficult to complete a Business Combination. If that were to occur, COLISEUM may be forced to liquidate. Sponsor will continue to be subject to the same restrictions as the holder of the Class B Ordinary Shares before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated June 22, 2021, filed with the SEC in connection with its IPO.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by COLISEUM shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised COLISEUM that they intend to vote any Public Shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 3,750,000 Founder Shares, representing approximately twenty percent (20%) of COLISEUM’s issued and outstanding shares.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal, COLISEUM may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are not approved at the Extraordinary General Meeting or at any adjournment, COLISEUM will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay COLISEUM’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of COLISEUM’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to COLISEUM’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of COLISEUM waived their rights to participate in any liquidation distribution with respect to the 3,750,000 Founder Shares. There will be no distribution from the Trust Account with respect to COLISEUM’s warrants, which will expire worthless in the event COLISEUM dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved, what happens next?

A.	If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved, COLISEUM will continue to attempt to consummate a Business Combination until the Extended Date. COLISEUM will file the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of COLISEUM held by COLISEUM’s officers, directors, the Sponsor and its affiliates. In addition, the Articles of Association currently provide that COLISEUM cannot redeem or repurchase Public Shares to the extent such redemption would result in COLISEUM’s failure to have at least $5,000,001 of net tangible assets upon its consummation of the Extension in accordance with the Articles of Association. As a result, unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension or the Redemption if COLISEUM does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Q.	Am I able to exercise my redemption rights in connection with a Business Combination?

A.	If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Ordinary Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the Extraordinary General Meeting of COLISEUM shareholders to vote on a Business Combination).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” below.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	entering a new vote by Internet or telephone;

●	sending a later-dated, signed proxy card addressed to COLISEUM’s Secretary located at Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, New York 10005, Attn: Secretary, so that it is received by COLISEUM’s Secretary on or before the Extraordinary General Meeting; or

●	attending and voting, in person or virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to COLISEUM’s Secretary, which must be received by COLISEUM’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. COLISEUM believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, or the Adjournment Proposal.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of COLISEUM shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in COLISEUM entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.	If you were a holder of record of Public Shares or Class B Ordinary Shares on May [___], 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on June [*], 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting [https://www.cstproxy.com] and entering the voter control number included on your proxy card.

Voting by Telephone. Dial toll-free [1-866-894-0536] and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on June [*], 2023 to be counted.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal, the Board has determined that the each of the foregoing proposals is in the best interests of COLISEUM and its shareholders. The Board unanimously recommends that COLISEUM shareholders vote “FOR” the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, and if necessary, the Adjournment Proposal.

Q.	What interests do COLISEUM’s directors and officers have in the approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal?

A.	COLISEUM’s directors and officers have interests in the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Public Shares, Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of COLISEUM Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, or the NTA Requirement Amendment Proposal?

A.	No. There are no appraisal rights available to COLISEUM shareholders in connection with the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.	No. The holders of public warrants issued in connection with the IPO (a one-third warrant to purchase one Class A Ordinary Share was included in the units sold in the IPO) with each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.	You should read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, COLISEUM shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to COLISEUM to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated June 22, 2021, filed in connection with the IPO. However, unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension or the Redemption if COLISEUM does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

mzimkind@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on [*], 2023 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Trustee, that COLISEUM redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of COLISEUM’s transfer agent is listed under the question “Who can help answer my questions?” below. COLISEUM requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to COLISEUM’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and COLISEUM’s transfer agent will need to act to facilitate the request. It is COLISEUM’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because COLISEUM does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with COLISEUM’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

COLISEUM shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to COLISEUM shareholders for a Business Combination Extraordinary General Meeting to be held on a later date.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	COLISEUM will pay the cost of soliciting proxies for the Extraordinary General Meeting. COLISEUM has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. COLISEUM will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of COLISEUM may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Coliseum Acquisition Corp.
80 Pine Street
Suite 3202
New York, New York 10005

Attention: Chief Financial Officer

Email: Jason.Beren@ebgr.com

You may also contact the proxy solicitor for COLISEUM at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Tel: 877-870-8565 (toll-free) or

(206) 870-8565 (banks and brokers can call collect)

Email: ksmith@advantageproxy.com

To obtain timely delivery, COLISEUM shareholders must request the materials no later than [*], 2023, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about COLISEUM from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on [*], 2023 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF COLISEUM SHAREHOLDERS

This proxy statement is being provided to COLISEUM shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of COLISEUM shareholders to be held on June [*], 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [*], 2023 to all shareholders of record of COLISEUM as of May [___], 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9: 00 a.m., New York Time, on June [*], 2023 at the offices of Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, New York 10005 and via live webcast by visiting [https://www.cstproxyvote.com] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, COLISEUM shareholders will consider and vote on the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to COLISEUM’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which it has to consummate a business combination from June 25, 2023 (the “Termination Date”) to [_______], 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending [___] months after the consummation of its initial public offering (the “IPO”). This proposal is referred to as the “Extension Amendment Proposal”;

●	Proposal No. 2 – NTA Requirement Amendment – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that COLISEUM may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (“NTA Requirement Amendment”). This proposal is referred to as the “NTA Requirement Amendment Proposal”;

●	Proposal No. 3 — The Founder Share Amendment Proposal – To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). This proposal is referred to as the “Founder Share Amendment Proposal”; and

●	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal. This proposal is referred to as the “Adjournment Proposal”.

Voting Power; Record Date

As a shareholder of COLISEUM, you have a right to vote on certain matters affecting COLISEUM. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares or Founder Shares at the close of business on May [___], 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Shares or Founder Shares that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 15,000,000 issued and outstanding Class A Ordinary Shares and 3,750,000 Class B Ordinary Shares or Founder Shares held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold not less than a majority of the issued and outstanding Public Shares and Founder Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

It is possible that COLISEUM will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date (if the Extension Amendment Proposal is approved). If COLISEUM fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if applicable, COLISEUM will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares – Shareholders of Record

If you are an COLISEUM shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, “FOR” the NTA Requirement Amendment Proposal, “FOR” the Founder Share Amendment Proposal, and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on [*], 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting [https://www.cstproxyvote.com] and entering the voter control number included on their proxy card.

Voting by Telephone. Dial toll-free [1-866-894-0536] and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on [*], 2023 to be counted.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from COLISEUM. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

You will receive a confirmation of your registration by email after COLISEUM receives your registration materials. You may attend the Extraordinary General Meeting by visiting [https://www.cstproxyvote.com] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. COLISEUM encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, New York 10005, New York Time, on June [*], 2023 and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting https://www.cstproxy.com and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify COLISEUM’s Secretary in writing to Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, New York 10005 before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

COLISEUM intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, Inc., COLISEUM’s proxy solicitor, at: Toll Free: 877-870-8565; Email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, and contingent upon the effectiveness of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to COLISEUM to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated June 22, 2021, filed in connection with the IPO. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension or the Redemption if COLISEUM will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

In order to exercise your Redemption rights you must:

●	if you hold Units, separate the underlying Public Shares and public warrants;

●	on or before 5:00 p.m., New York Time, two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that COLISEUM redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

mzimkind@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] as of the June [*], 2023. Prior to their exercising Redemption rights, COLISEUM shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of COLISEUM, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, COLISEUM will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of COLISEUM’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal does not affect the right of COLISEUM shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to COLISEUM shareholders at the Business Combination Extraordinary General Meeting to be held at a later date.

Appraisal Rights

There are no appraisal rights available to COLISEUM shareholders in connection with the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal.

Proxy Solicitation Costs

COLISEUM is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. COLISEUM has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. COLISEUM and its directors, officers and employees may also solicit proxies on the Internet. COLISEUM will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

COLISEUM will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. COLISEUM will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to COLISEUM shareholders. Directors, officers and employees of COLISEUM who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

●	If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are not approved, COLISEUM will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding COLISEUM Public Shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution from the Trust Account with respect to such shares. Such shares had an aggregate market value of $[*] based upon the closing price of $[*] per share on Nasdaq on June [*], 2023.

●	Simultaneously with the consummation of the IPO, COLISEUM consummated the private sale of 3,225,000 private placement warrants at a price of $1.50 per warrant, for an aggregate purchase price of $3,225,000. Each private placement warrant is identical to the warrants included in the units sold in IPO. Such private placement warrants have an aggregate market value of approximately $[*] based upon the closing per warrant price of $[*] on Nasdaq on June [*], 2023. The private placement warrants, including the underlying Class A Ordinary Shares, will become worthless if COLISEUM does not consummate a business combination by June 25, 2023 (or [_______], 2024 if the Extension Amendment Proposal is approved).

●	The Sponsor paid significantly less for its Founders Shares. Prior to the consummation of the IPO, Sponsor purchased 3,750,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.007 per share.

●	If COLISEUM is unable to complete an initial business combination by June 25, 2023 (or [_______], 2024, if the Extension Amendment Proposal is approved), the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is $[*], comprised of (a) $[*] representing the market value of Founder Shares, and (b) $[*] representing the market value of private placement warrants. Certain COLISEUM directors and executive officers have indirect economic interests in the private placement warrants and in the Founder Shares.

●	The Sponsor has agreed not to redeem any Ordinary Shares or Founder Shares, held by it in connection with a shareholder vote to approve an initial business combination.

●	The Sponsor and COLISEUM’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if COLISEUM fails to complete an initial business combination by June 25, 2023 (or [_______], 2024, if the Extension Amendment Proposal is approved).

●	The continued indemnification of current directors and officers of COLISEUM and the continuation of directors’ and officers’ liability insurance after a Business Combination.

Additionally, if the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved and COLISEUM consummates an initial business combination, the officers and directors of COLISEUM may have additional interests as described in a separate proxy statement/prospectus for such transaction.

Risks Related to Being Deemed an Investment Company

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Notwithstanding the foregoing, we intend to keep the funds in the Trust Account invested in money market funds, which primarily invest in U.S. Treasury Bills.

Risks Related to Governmental Review

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our Sponsor has some ties with non-U.S. persons. We cannot predict at this time whether the Company may be deemed to be a “foreign person” under CFIUS’s regulations for this or other reasons. Our initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by June 25, 2023 (or [______], 2024 if the Extension Amendment Proposal is approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $[*] per share (including interest not previously released to COLISEUM to pay its taxes), without taking into account any interest earned after June [*], 2023, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

COLISEUM is proposing to amend, by special resolution, its Articles of Association to extend the date by which COLISEUM must consummate a business combination to the Extended Date so as to give COLISEUM additional time to complete a Business Combination. The text of the proposed special resolution is set forth as the first resolution in Annex A to this proxy statement.

The Board believes that it is in the best interests of COLISEUM shareholders that the Extension be obtained so that COLISEUM will have additional time to consummate a Business Combination. Without the Extension, COLISEUM will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate. COLISEUM intends to hold a Business Combination Extraordinary General Meeting at a future date to approve a Business Combination.

Articles of Association

COLISEUM believes that given COLISEUM’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that COLISEUM is in the best position possible to consummate a Business Combination and that it is in the best interests of COLISEUM shareholders that COLISEUM obtain the Extension. COLISEUM believes a Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. However, unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension or the Redemption if COLISEUM will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemption. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On June [*], 2023, the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[*] as of June [*], 2023 (including interest not previously released to COLISEUM to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq Capital Market on June [*], 2023 was $[*]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $[*] [less] per share than if the Public Shares were sold in the open market. COLISEUM cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. COLISEUM believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if COLISEUM does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

COLISEUM has determined that there will not be sufficient time before June 25, 2023 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.

The Articles of Association currently provide that COLISEUM has until the Termination Date to complete an initial business combination. COLISEUM and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless COLISEUM provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. Without the Extension, COLISEUM will not be able to complete a Business Combination on or before the Termination Date and would be forced to liquidate. In addition, subject to the approval of the Extension Amendment Proposal, the holders of Class B Shares including the Sponsor and our independent directors, have expressed an interest to transfer a majority of their economic interests in COLISEUM (the “Sponsor Handover”). In connection with the Sponsor Handover, it is anticipated that new officers will be appointed to COLISEUM.

COLISEUM has determined that there will not be sufficient time before June 25, 2023 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

The Extension Amendment Proposal is essential to allowing COLISEUM additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. Unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension or the Redemption if COLISEUM will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemption.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940, as amended (the “Investment Company Act”), whether special purpose acquisition companies, or “SPACs,” could become subject to regulation under the Investment Company Act. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. Notwithstanding the foregoing, we intend to keep the funds in the Trust Account invested in money market funds, which primarily invest in U.S. Treasury Bills.

COLISEUM believes that it is in the best interests of COLISEUM shareholders that COLISEUM obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, COLISEUM will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay COLISEUM’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of COLISEUM’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to COLISEUM’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 3,750,000 Founder Shares. There will be no distribution from the Trust Account with respect to COLISEUM’s warrants, which will expire worthless in the event COLISEUM dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, COLISEUM intends to amend the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. COLISEUM will then continue to attempt to consummate a business combination until the Extended Date. COLISEUM will remain a reporting company under the Exchange Act and its Units, Public Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by COLISEUM shareholders on a Business Combination will occur at a separate Business Combination Extraordinary General Meeting of COLISEUM shareholders, to be held at a later date, and the solicitation of proxies from COLISEUM shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of COLISEUM shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Potential Transactions in COLISEUM Shares

Subject to applicable securities laws (including with respect to material nonpublic information), COLISEUM or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[___] per share, based on the amounts held in the Trust Account as of June [___], 2023); (b) would represent in writing that such Public Shares will not be voted in favor of any of the foregoing proposals; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

However, unless the NTA Requirement Amendment Proposal is approved, COLISEUM will not proceed with the Extension or the Redemption if COLISEUM does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemption.

In order to exercise your redemption rights, you must:

●	if you hold Units, separate the underlying Public Shares and public warrants;

●	on or before two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that COLISEUM redeem your Public Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: SPAC Redemption Team

and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by COLISEUM’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] as of June [*], 2023. Prior to their exercising redemption rights, COLISEUM shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of COLISEUM, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

COLISEUM will not consummate an initial business combination on or before the Termination Date, so if the Extension Amendment Proposal is not approved, COLISEUM will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of COLISEUM’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of COLISEUM shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to COLISEUM shareholders. Shareholders of COLISEUM seeking to exercise their redemption rights in connection with a Business Combination should follow the instructions for the exercise of such rights set forth in a separate proxy statement/prospectus relating to a Business Combination Extraordinary General Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal is set forth as the first resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM shareholders VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2: THE NTA REQUIREMENT AMENDMENT

Overview

This is a proposal to amend, by special resolution, the Amended and Restated Articles of Association to expand the methods that COLISEUM may employ to not become subject to the SEC’s “penny stock” rules by removing the net tangible asset requirement therein. All shareholders are encouraged to read the proposed NTA Requirement Amendment Proposal in its entirety for a more complete description of its terms. The text of the proposed special resolution is set forth as the second resolution in Annex A to this proxy statement.

The NTA Requirement

Articles 36.4 and 36.5(c) of the Articles of Association currently provide that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001. We refer to this as the “NTA Requirement.”

The purpose of these two articles were to ensure that, in connection with its initial business combination, COLISEUM would continue, as it has since the IPO, to be not subject to the SEC’s “penny stock” rules, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).

COLISEUM is proposing to amend its Amended and Restated Articles of Association to remove the NTA Requirement in order to expand the methods that COLISEUM may employ to not become subject to the “penny stock” rules. The NTA Rule is one of several exclusions from the SEC’s “penny stock” rules and COLISEUM believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, COLISEUM intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in COLISEUM’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, COLISEUM may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, COLISEUM included Articles 36.4 and 36.5(c) in its Articles of Association in order to ensure that through the consummation of its initial business combination COLISEUM would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. COLISEUM’s securities are listed on The Nasdaq Stock Market and have been so listed since the consummation of the IPO. COLISEUM believes that The Nasdaq Stock Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as COLISEUM meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment

COLISEUM believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on COLISEUM’s net tangible assets. While COLISEUM does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Articles of Association, if the NTA Requirement Amendment Proposal is not approved, COLISEUM may not be able to consummate its initial business combination.

Vote Required for Approval

The approval of the NTA Requirement Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the NTA Requirement Amendment Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the NTA Requirement Amendment Proposal is set forth as the second resolution in Annex A to this proxy statement.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM shareholders VOTE “FOR”
THE NTA REQUIREMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 3: THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

This is a proposal to amend, by special resolution, the Amended and Restated Articles of Association to allow the initial shareholders to convert the Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of the Business Combination. They will continue to be subject to the same restrictions as holders of the Class B Ordinary Shares before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated June 22, 2021, filed with the SEC in connection with its IPO. The text of the proposed special resolution is set forth as the third resolution in Annex A to this proxy statement

Reasons for the Founder Share Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

The Company believes shareholders will benefit from the Company consummating a Business Combination. It is proposing the Founder Share Amendment Proposal because it believes it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its shares into Public Shares on a one-for-one basis and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. Without the Founder Share Amendment, the Company believes that it may be more difficult to complete a Business Combination. If that were to occur, the Company would be forced to liquidate.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemption may prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its shares into Public Shares and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If the Founder Share Amendment, Proposal is not approved, the Company believes that it may be more difficult to complete a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

If the Founder Share Amendment Proposal Is Approved

If the Founder Share Amendment Proposal is approved, COLISEUM intends to file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto effective on the date of the shareholders’ approval. The holders of the issued and outstanding Founder Shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert substantially all of the Founder Shares into Class A Ordinary Shares, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Vote Required for Approval

The approval of the Founder Share Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Founder Share Amendment Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Founder Share Amendment Proposal is set forth as the third resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE FOUNDER SHARE AMENDMENT PROPOSAL.

PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to COLISEUM shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by COLISEUM shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM shareholders VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF COLISEUM AND CERTAIN INFORMATION ABOUT COLISEUM

COLISEUM is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On June 25, 2021, the Company consummated the IPO of 15,000,000 COLISEUM Units, at $10.00 per Unit, generating gross proceeds of $150,000,000. Each Unit consisted of One Class A Ordinary Share and one-third of one redeemable warrant, with each whole warrant exercisable to purchase one Class Ordinary Share at a share price of $11.50 per share. Simultaneously with the consummation of the IPO, COLISEUM consummated the private sale of 3,225,000 private placement warrants at a price of $1.50 per warrant, for an aggregate purchase price of $4,837,500. Each private placement warrant is identical to the warrants included in the units sold in IPO. A total of $150,000,000 from the net proceeds of the sale of the Units in the IPO and the sale of the private placement warrants was placed in a Trust Account.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of COLISEUM’s Public Shares and Founder Shares as of May 19, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of COLISEUM’ Public Shares and Founder Shares, by:

●	each person known by COLISEUM to be the beneficial owner of more than 5% of COLISEUM’s issued and outstanding Ordinary Shares or Founder Shares;

●	each of COLISEUM’ executive officers and directors that beneficially owns shares of COLISEUM’s Ordinary Shares or Founder Shares; and

●	all COLISEUM’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

The beneficial ownership of our ordinary shares is based on 18,750,000 ordinary shares issued and outstanding as of May 19, 2023, consisting of 15,000,000 Class A ordinary shares and 3,750,000 Class B ordinary shares.

		Approximate
	Number of Shares	Percentage of
	Beneficially	Outstanding
Name and Address of Beneficial Owner (1)	Owned (2)	Ordinary Shares
Coliseum Acquisition Sponsor LLC (our sponsor) (3)	3,750,000	20.0%
Jason Stein (3)	3,750,000	20.0%
Daniel Haimovic (3)	3,750,000	20.0%
Jason Beren	—	—
Andrew Fishkoff	—	—
Romitha Mally	—	—
Rich Paul	—	—
Jim Lanzone	—	—
Andrew Heyer	—	—
Ezra Kucharz	—	—
All executive officers and directors as a group (nine individuals)	3,750,000	20.0%
5% Holders Magnetar Funds(4)	1,475,134	7.9%

(1)	Unless otherwise noted, the business address of each of the following is 80 Pine Street, Suite 3202., New York, New York 10005.

(2)	Interests shown consist solely of Class B ordinary shares. Such ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment.

(3)	Coliseum Acquisition Sponsor LLC, our sponsor, is the record holder of the Class B ordinary shares reported herein. Our officers and directors are members of our sponsor. Each of Jason Stein and Daniel Haimovic may be deemed to beneficially own shares held by our sponsor by virtue of his control over our sponsor. Other than Jason Stein and Daniel Haimovic, no member of our sponsor exercises voting or dispositive control over any of the shares held by our sponsor. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(4)	According to the Schedule 13G/A filed with the SEC on January 27, 2023 by Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and David J. Snyderman, all of them shared the voting and dispositive power over the1,475,134 shares reported. The principal business office of each of the reporting persons is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

HOUSEHOLDING INFORMATION

Unless COLISEUM has received contrary instructions, COLISEUM may send a single copy of this proxy statement to any household at which two or more shareholders reside if COLISEUM believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce COLISEUM’s expenses. However, if shareholders prefer to receive multiple sets of COLISEUM’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of COLISEUM’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact COLISEUM at the following address and e-mail address:

Coliseum Acquisition Corp.
80 Pine Street
Suite 3202
New York, New York 10005

Attention: Chief Financial Officer

Email: Jason.Beren@ebgr.com

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

COLISEUM files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. COLISEUM’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of COLISEUM’s filings with the SEC (excluding exhibits) at no cost by contacting COLISEUM at the address and/or telephone number below.

If you would like additional copies of this proxy statement or COLISEUM’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact COLISEUM at the following address and e-mail address:

Coliseum Acquisition Corp.
80 Pine Street
Suite 3202
New York, New York 10005

Attention: Chief Financial Officer

Email: Jason.Beren@ebgr.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from COLISEUM’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Tel: 877-870-8565 (toll-free) or

(206) 870-8565 (banks and brokers can call collect)

Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an COLISEUM’s shareholder and would like to request documents, please do so by June [*], 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from COLISEUM, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

OF

COLISEUM ACQUISITION CORP.

The Extension Amendment Proposal

RESOLVED, as a special resolution, THAT:

The text of Article 36.2 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

The Company has up to [___] months from the closing of the IPO to consummate a Business Combination. In the event that the Company does not consummate a Business Combination within [__] months from the closing of the IPO (such date being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days after the Termination Date, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

The NTA Requirement Amendment Proposal

RESOLVED, as a special resolution, THAT:

The text of Article 36.4 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination, provided that the Company shall not consummate such Business Combination if the Company’s Shares would be considered a “penny stock” (as defined in the Exchange Act) immediately prior to, or upon such consummation of such Business Combination.

The text of Article 36.5(c) of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 36.5(a) or 36.5(b) or an Amendment Redemption Event under Article 36.11 if such redemptions would cause the Company’s Shares to be considered a “penny stock” (as defined in the Exchange Act).

A-1

The Founder Share Amendment Proposal

RESOLVED, as a special resolution, THAT:

The text of Article 36.7 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

Prior to a Business Combination, the Company will not issue any securities (other than Public Shares or Class A Shares issuable upon conversion of Class B Shares converted prior to a Business Combination pursuant to Article 37.2) that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

A-2

PRELIMINARY COPIES PROXY CARD Coliseum Acquisition Corp. 80 Pine Street Suite 3202 New York, New York 10005 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COLISEUM ACQUISITION CORP. The undersigned hereby appoints Jason Beren as the proxy (the “Proxy”), with the power to appoint a substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all ordinary shares of Coliseum Acquisition Corp. (“Coliseum”) held of record by the undersigned on [•], 2023, at the Extraordinary General Meeting of Shareholders to be held at 9:00 a.m. Eastern Time on [•], 2023, or any postponement or adjournment thereof. The Extraordinary General Meeting of Shareholders will be held in person at the offices of Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, New York 10005 and via live webcast. To register and receive access to the meeting via webcast, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting of Shareholders, or any postponement or adjournment thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Extraordinary General Meeting of Shareholders. THE ORDINARY SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. (Continued and to be marked, dated and signed on reverse side) [White Card]

PROXY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 4 BELOW. COLISEUM’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL. (1) Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to Coliseum’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which it has to consummate a business combination from June 25, 2023 (the “Termination Date”) to [_______], 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending [___] months after the consummation of its initial public offering (the “IPO”). ☐ FOR ☐ AGAINST ☐ ABSTAIN (2) Proposal No. 2 — NTA Requirement Amendment Proposal — To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that Coliseum may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission. ☐ FOR ☐ AGAINST ☐ ABSTAIN (3) Proposal No. 3 — The Founder Share Amendment Proposal — To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder. ☐ FOR ☐ AGAINST ☐ ABSTAIN (4) Proposal No. 4 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal. ☐ FOR ☐ AGAINST ☐ ABSTAIN IN HIS DISCRETION THE PROXY IS AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF. To change the address on your account, please check the box and indicate your new address in the address space provided below ☐ SHAREHOLDER’S SIGNATURE Signature of Shareholder Date

Address Signature of Shareholder Date Address Note: Please sign exactly as your name or names appear on this proxy. When ordinary shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!